Employee Benefit Plan	12 Months Ended
Dec. 31, 2012
Postemployment Benefits [Abstract]
Employee Benefit Plan
Employee Benefit Plan

The Company has established a 401(k) Retirement Savings Plan for all of its employees who meet eligibility requirements. Employees may contribute up to 15% of their salary to the Plan. The Company currently provides a Safe Harbor matching contribution of 100% of the amount of the employee contribution up to 3% of the employee's salary and 50% of the amount of the employee contribution that exceeds 3% of the employee's salary for up to 5% of the employee's salary. In 2010, the Company's matching contribution was discretionary, not a Safe Harbor matching contribution and was set at 50% of the employee's salary deferral up to a maximum of 6% of the employee's salary. The amount charged to expense for employer matching contributions and administrative fees was $785,000, $703,000 and $490,000 in 2012, 2011 and 2010, respectively.